EXHIBIT 99.2

PERFORMANCE SPORTS GROUP ANNOUNCES APPOINTMENT OF
HARLAN KENT AS CHIEF EXECUTIVE OFFICER

Veteran CEO Brings Strong Track Record of Operational Excellence and Creating Shareholder Value

EXETER, NH – June 8, 2016 – Performance Sports Group Ltd. (NYSE: PSG) (TSX: PSG) (“Performance Sports Group” or the “Company”), a leading developer and manufacturer of high performance sports equipment and apparel, today announced that its Board of Directors has appointed Harlan Kent as the Company’s new Chief Executive Officer and as a member of its Board of Directors, both effective June 20. Today’s announcement follows a comprehensive search process undertaken by the Board of Directors with the assistance of a leading executive search firm.
Kent is an experienced CEO who has a strong track record of leading consumer-centric brands, growing profitability and creating shareholder value. As President and CEO of Yankee Candle, Inc., he led the organization through consistent growth in revenues, profits and shareholder value. During his tenure as President and CEO, Yankee Candle revenues more than doubled to $840 million and the company’s market capitalization increased to $1.7 billion.
“Over his 13-year career at Yankee Candle, Harlan grew both revenues and margins through consumer focus, product innovation and operational excellence,” said Bernard McDonell, Chairman of the Board, Performance Sports Group. “We are confident that Harlan’s expertise in building brands and creating shareholder value will drive Performance Sports Group to the next stage of growth. The Board looks forward to working with Harlan and the entire management team as we take the actions necessary to successfully execute our strategy and capitalize on the opportunities ahead.”
During his tenure with Yankee Candle, Kent led the successful expansion of the company’s go-to-market strategy including diversification of the product portfolio, emphasis on brand building and increase in channel distribution.
“I’m excited to join the team at Performance Sports Group, a company best known for its iconic brands and elevating player performance and protection,” Kent said. “PSG has a strong portfolio of leading brands, a successful track record of product innovation and significant global growth potential. I look forward to working closely with the Board and our employees to fulfill our consumer-centric mission.”
Kent’s career has been marked with success in a range of evolving senior roles across category management, operations, business development and leadership in a number of global consumer companies including Alex and Ani, C. Wonder, Totes Isotoner Corporation, Olin Corporation, Campbell Soup Company and Dole Food Company. Kent began his career at Bain and Company as a consultant and holds a bachelor’s degree in economics from Dartmouth College.
Amir Rosenthal, who has served as interim CEO of Performance Sports Group since March 22, remains with the Company.
“We are grateful to Amir for stepping in as interim CEO, while also overseeing the day-to-day management of our entire brand portfolio,” McDonell said. “Amir is a valuable leader within our organization and we are appreciative of his efforts as well as the continued commitment and dedication shown by the employees of Performance Sports Group.”

About Performance Sports Group Ltd.
Performance Sports Group Ltd. (NYSE: PSG) (TSX: PSG) is a leading developer and manufacturer of ice hockey, roller hockey, lacrosse, baseball and softball sports equipment, as well as related apparel and soccer apparel. The Company is the global leader in hockey with the strongest and most recognized brand, and is a leader in North America in baseball and softball. Its products are marketed under the BAUER, MISSION, MAVERIK, CASCADE, INARIA, COMBAT and EASTON brand names and are distributed by sales representatives and independent distributors throughout the world. In addition, the Company distributes its hockey products through its Burlington, Massachusetts and Bloomington, Minnesota Own The Moment Hockey Experience retail stores. Performance Sports Group is a member of the Russell 2000 and 3000 Indexes, as well as the S&P/TSX Composite Index. For more information on the Company, please visit www.PerformanceSportsGroup.com.

Caution Regarding Forward-Looking Statements

This press release includes forward-looking statements within the meaning of applicable securities laws including with respect to, among other things, the Company’s growth prospects, including the Company’s global growth potential, and the Company’s ability to execute its strategy and capitalize on potential opportunities. The words “may,” “will,” “would,” “should,” “could,” “expects,” “plans,” “intends,” “trends,” “indications,” “anticipates,” “believes,” “estimates,” “predicts,” “likely” or “potential” or the negative or other variations of these words or other comparable words or phrases, are intended to identify forward-looking statements.
Forward-looking statements, by their nature, are based on assumptions, which, although considered reasonable by the Company at the time of preparation, may prove to be incorrect, and are subject to important risks and uncertainties. Many factors could cause the Company’s actual results to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the following factors: inability to maintain and enhance brands, inability to introduce new and innovative products, intense competition in the sporting equipment and apparel industries, inability to own, enforce, defend and protect intellectual property rights worldwide, costs associated with potential lawsuits to enforce, defend or protect intellectual property rights, inability to protect the Company’s brands and rights to use such brands, infringement of intellectual property rights of others, inability to translate booking orders into realized sales, including risks associated with changes in the mix or timing of orders placed by customers, seasonal fluctuations in the Company’s operating results and the trading price of the Company’s common shares, decrease in popularity of ice hockey, baseball and softball, roller hockey or lacrosse, reduced popularity of the National Hockey League, Major League Baseball or other professional or amateur leagues in sports in which the Company’s products are used, adverse publicity in respect of athletes who use the Company’s products or the sports in which the Company’s products are used, inability to ensure that third-party suppliers will meet quality and regulatory standards, reliance on third-party suppliers and manufacturers, disruption of distribution systems, loss of significant customers or suppliers, loss of key customers’ business due to customer consolidation, losses resulting from customer insolvency events, changes in the sales mix towards larger customers, cost of raw materials, shipping costs and other cost pressures, risks associated with doing business abroad, inability to expand into international market segments, inability to accurately forecast demand for products, inventory shrinkage, excess inventory due to inaccurate demand forecasts, product liability, warranty and recall claims, inability to successfully design products that satisfy testing protocols and standards established by testing and athletic governing bodies, inability to obtain and maintain necessary approvals in respect of products that may be considered medical devices, inability to successfully open and operate Own The Moment Hockey Experience retail stores, inability to successfully implement the Company’s strategic initiatives on anticipated timelines, including the Company’s profitability improvement initiative, risks associated with the Company’s third-party suppliers and manufacturers failing to manufacture products that comply with all applicable laws and regulations, inability to source merchandise profitably in the event new trade restrictions are imposed or existing trade restrictions become more burdensome, departure of senior executives or other key personnel with specialized market knowledge and technical skills, litigation, including certain class action lawsuits, employment or union-related disputes, disruption of information technology systems, including damage from computer viruses, unauthorized access, cyberattack and other security vulnerabilities, potential environmental liabilities, restrictive covenants in the Company’s credit facilities, increasing levels of indebtedness, inability to generate sufficient cash to fund operations or service the Company’s indebtedness, failure to make, integrate, and maintain new acquisitions, inability to realize growth opportunities or cost synergies that are anticipated to result from new acquisitions such as (i) the acquisition of exclusive and perpetual licensing rights in technology assets from Q30 Sports, LLC, (ii) the purchase of a non-controlling interest in Q30 Sports Science, LLC, and (iii) Easton Hockey, undisclosed liabilities acquired pursuant to recent acquisitions, volatility in the market price for the Company’s common shares, possibility that the Company will need additional capital in the future, incurrence of additional expenses as a result of the loss of the Company’s foreign private issuer status, assertion that the acquisition of the Bauer Hockey business at the time of the Canadian initial public offering of Common Shares completed on March 10, 2011 was an inversion transaction, the Company’s current intention not to pay cash dividends, dependence on the performance of subsidiaries given the Company’s status as a holding company, potential inability of investors to enforce judgments against the Company and its directors, fluctuations in the value of certain foreign currencies, including the Canadian dollar, in relation to the U.S. dollar, and other world currencies, general adverse economic and market conditions, changes in government regulations, including tax laws and unanticipated tax liabilities and natural disasters and geo-political events, as well as the factors identified in the “Risk Factors” sections of the Company’s annual report on Form 10-K and quarterly report on Form 10-Q dated April 14, 2016, which are available on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, and on the Company’s website at www.performancesportsgroup.com.
Furthermore, unless otherwise stated, the forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not intend and undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Media Contact:
Steve Jones
Sr. Director, Corporate Communications
Tel 1-603-430-2111
media@performancesportsgroup.com

Investor Relations:
Liolios Group Inc.
Cody Slach
Tel 1-949-574-3860
PSG@liolios.com